SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                    THE SECURITIES EXCHANGE ACT OF 1934
                          ----------------------


Filed by the Registrant [x]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Definitive Proxy Statement

[X ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                          ----------------------

                         BURLINGTON NORTHERN INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         BURLINGTON NORTHERN INC.
                (NAME OF PERSON(S) FILING PROXY STATEMENT)

                          ----------------------

Payment of Filing Fee (Check the appropriate box): (/1/)

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
     6(i)(3).

[x] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)   Title of each class of securities to which transaction applies:
          Santa Fe Pacific Corporation common stock, par value $1.00 per share.

    (2)   Aggregate number of securities to which transactions applies:
          187,049,738 shares of Santa Fe Pacific Corporation common stock.

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $49 1/2 (/2/)

    (4)   Proposed maximum aggregate value of transaction: $3,148,047,091
          (/2/)

  (/1/) The filing fee previously was paid with the initial filing of the preliminary proxy materials on August 8, 1994 and with the filing of two Registration Statements on Form S-4 on October 12, 1994 (Reg. No. 33-56007) and October 27, 1994 (Reg. No. 33-56183),
          respectively.

  (/2/) For purposes of calculating the filing fee only. Upon consummation of the Merger, each outstanding share of Santa Fe Pacific Corporation common stock, par value $1.00 per share, will be converted into the right to receive 0.34 shares of Burlington Northern Inc. common stock, no par value. The proposed maximum aggregate value of the transaction described in the preliminary proxy materials is $3,148,047,091 (calculated based on the number of shares of Santa Fe Pacific Corporation common stock outstanding as of October 19, 1994, the average of the high and low reported prices of Burlington Northern Inc. common stock on October 21, 1994 and the exchange ratio of 0.34). The filing fee is one-fiftieth of that amount.

[x] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)    Amount Previously Paid:...................$1,145,590

    (2)    Form, Schedule or Registration
           Statement No.:............................Preliminary Proxy
                                                     Statement
                                                     Registration Statement
                                                     on Form S-4
                                                     (Reg. No. 33-56007)
                                                     Registration Statement
                                                     on Form S-4, as amended
                                                     (Reg. No. 33-56183)
    (3)    Filing Party:          ...................Burlington Northern
                                                     Inc./Santa Fe
                                                     Pacific Corporation
    (4)      Date filed:          ...................August 8, 1994
                                  ...................October 12, 1994
                                  ...................October 27,1994








                              [PRESS RELEASE]

[BURLINGTON NORTHERN INC. LOGO & LETTERHEAD]
- ---------------------------------------------------------------------------

              GERALD GRINSTEIN                 3800 Continental Plaza
              Chairman and                     777 Main Street
              Chief Executive Officer          Fort Worth, Texas 76102-5384
                                               (817)333-2272

                                               November 15, 1994


                        BURLINGTON NORTHERN RESCHEDULES
                         SPECIAL STOCKHOLDERS' MEETING

Dear Burlington Northern Stockholder:

      On November 14, Burlington Northern Inc. announced that it was rescheduling its special stockholders' meeting at which stockholders will vote on the proposed merger between Burlington Northern and Santa Fe Pacific Corporation to Friday, December 2, 1994. Previously, the meeting was scheduled for November 18.

      This decision followed the announcement by Santa Fe that it was postponing its special stockholders' meeting until December 2 to evaluate recent developments involving Santa Fe. We felt it was appropriate to take similar action so that voting could take place on the same day. The BN meeting will be held at 10:00 a.m. (CST) at 3017 Lou Menk Drive, Fort Worth, Texas.

      Many BN stockholders have already submitted their signed and dated proxy card voting FOR the merger between Burlington Northern and Santa Fe. If you are one of those, it is not necessary to mail back the enclosed proxy and we thank you for your support.

      If you have not returned your proxy, please take a moment now to sign, date and mail the enclosed proxy so that your shares can be voted at the December 2 meeting. Please note that a failure to vote has the same effect as a vote against the merger.

      If you have returned your proxy with a vote AGAINST the merger proposal, or have abstained from voting, we urge you to reconsider and vote FOR this merger.

      If you hold your shares in street name your broker will not vote your shares without your instructions. Therefore, it is vital that you contact your broker today in order to vote your shares properly.

      We recognize that you have received several mailings in recent week,s but your Board of Directors considers this merger a highly significant transaction that should provide long-term growth for Burlington Northern and increased value for you. Please take the time to vote FOR this merger by signing and returning your dated proxy now. Your vote is very important. If you have any questions, please call our proxy solicitor: Kissel-Blake, Inc. at 1-800-554-7730.

                                             Sincerely,

                                             /s/ Gerald Grinstein
                                             ---------------------
                                                 Gerald Grinstein

=============================================================================

                                PROXY CARD
                                ----------


                           BURLINGTON NORTHERN INC.

                        Special Meeting of Stockholders

                      Solicited by the Board of Directors


         The undersigned hereby appoints Gerald Grinstein and Edmund W. Burke, and each of them, with power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of stock of the Company which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held at Burlington Northern Railroad Company, 3017 Lou Menk Drive, Forth Worth, Texas on November 18, 1994, at 10:00 a.m. Forth Worth time and at any adjournment or postponement of such meeting for the following purposes and with discretionary authority as to any other matters that may properly come before the meeting, in accordance with and as described in the Notice of Special Meeting of Stockholders and Supplemental Joint Proxy Statement/Prospectus. If no direction is given, this proxy will be voted FOR the Merger referred to in the proposal. A vote indicated on a previously submitted proxy card will be deemed to be a corresponding vote on the Merger unless you submit a subsequent proxy card changing your vote.

                                                           SEE REVERSE SIDE




                        PLEASE SIGN ON REVERSE SIDE

                       [REVERSE SIDE OF PROXY CARD]

         Please mark
         your votes
  X      as in this
_____    example.

If no direction is made, this proxy will be voted FOR the Merger.


           The Board of Directors recommends a vote FOR the Merger.


A proposal to approve and adopt the Agreement and Plan of Merger between Burlington Northern Inc. and Santa Fe Pacific Corporation anD any amendments thereto.


                                       FOR         AGAINST        ABSTAIN
                                       ____        _______        _______

                                       MARK HERE
                                       FOR ADDRESS
                                       CHANGE AND
                                       NOTE AT LEFT_____


                       Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.


                                   Signature:______________Date:______________


                                   Signature:______________Date:______________